PREPAYMENTS AND OTHER RECEIVABLES (Details) - USD ($) $ in Thousands	Jun. 30, 2025	Dec. 31, 2024
PREPAYMENTS AND OTHER RECEIVABLES
Receivable from collaboration agreement	$ 705
Interest receivable	28	$ 1,042
Prepayments to CRO vendors		998
Prepayments for employee incentives	457	641
Prepayments for insurance and other services	785	484
Other receivables	51	130
Total prepayments and other receivables	$ 2,026	$ 3,295